SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2017

BENEFICIAL BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36806	47-1569198
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

Beneficial Bank Place, 1818 Market Street, Philadelphia, Pennsylvania 19103

(Address of principal executive offices) (Zip Code)

(215) 864-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of Beneficial Bancorp, Inc. (the “Company”) was held on April 20, 2017.  The final results for each of the matters submitted to a vote of stockholders at the annual meeting are as follows:

1.                                      The following individuals were elected as directors, each for three year terms, by the following vote:

	FOR	WITHHELD
Gerard P. Cuddy	59,539,264	1,804,373
Frank A. Farnesi	59,502,110	1,841,527
Thomas J. Lewis	59,432,512	1,911,125

There were 10,031,022 broker non-votes on the proposal.

2.                                      The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified by the stockholders by the following vote:

FOR	AGAINST	ABSTAIN
70,896,393	257,544	220,722

There were no broker non-votes on the proposal.

3.                                      An advisory vote was taken on the compensation of the Company’s named executive officers as disclosed in the proxy statement and the vote was as follows:

FOR	AGAINST	ABSTAIN
58,289,321	2,716,503	337,813

There were 10,031,022 broker non-votes on the proposal.

4.                                      An advisory vote was taken on the frequency of the advisory vote on the compensation of the Company’s named executive officers and the vote was as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
51,762,411	121,761	9,076,233	383,232

There were 10,031,022 broker non-votes on the proposal.

The Company has considered the outcome of this advisory vote and has determined that the Company will hold future say-on-pay votes on an annual basis until the occurrence of the next advisory vote on the frequency of say-on-pay votes.  The next advisory vote regarding the frequency of say-on-pay votes is required to occur no later than the Company’s 2023 annual meeting of stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

BENEFICIAL BANCORP, INC.

Date: April 24, 2017	By:	/s/ Thomas D. Cestare
Thomas D. Cestare
Executive Vice President and
Chief Financial Officer